UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2004 (February 17, 2004)

American Financial Realty Trust

(Exact name of registrant as specified in charter)

Maryland	001-31678	02-0604479
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1725 The Fairway Jenkintown, PA	19046
(Address of principal executive offices)	(Zip code)

(215) 887-2280

(Registrant’s telephone number, including area code)

Explanatory Note

The Registrant hereby amends its Report on Form 8-K, filed with the Securities and Exchange Commission on March 3, 2004, to update and file the financial statements and pro forma financial information required by Item 7 of Form 8-K.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial statements of the business acquired

On February 17, 2004, the Company acquired State Street Financial Center, a 1.05 million square foot office building located in Boston, Massachusetts. The office building is 100% leased by SSB Realty LLC, a wholly-owned affiliate of State Street Corporation. On February 17, 2004, the Company also entered into a lease amendment with SSB Realty LLC, providing for minimum annual rent for the office building of $63.9 million annually. The minimum annual rent includes operating expenses on the building up to $16.4 million annually and the tenant is required to reimburse the Company for operating expenses in excess of this limit.

The selected financial information of State Street Corporation is included herein because State Street Corporation is the guarantor of the lease agreement and its affiliate is the only tenant of the property. State Street Financial Center is a newly developed building and, therefore, sufficient historical operating information on the property does not exist.

The selected financial information of State Street Corporation as of December 31, 2003 and 2002 and for the years ended December 31, 2003, 2002 and 2001 has been derived from the audited financial statements of State Street Corporation as filed with the Securities and Exchange Commission on Form 10-K.

STATE STREET CORPORATION

CONSOLIDATED STATEMENT OF CONDITION

	As of December 31,
	2003	2002
	(Dollars in millions)
ASSETS
Cash and due from banks	$3,376	$1,361
Interest-bearing deposits with banks	21,738	28,143
Securities purchased under resale agreements	9,447	17,215
Federal funds sold	104	—
Trading account assets	405	984
Investment securities (including securities pledged of $13,278 and $10,335)	38,215	28,071
Loans (less allowance of $61 and $61)	4,960	4,113
Premises and equipment	1,212	887
Accrued income receivable	1,015	823
Goodwill	1,326	462
Other intangible assets	525	127
Other assets	5,211	3,608

Total assets	$87,534	$85,794

LIABILITIES
DEPOSITS:
Noninterest-bearing	$7,893	$7,279
Interest-bearing—U.S.	5,062	9,005
Interest-bearing—Non-U.S.	34,561	29,184

Total deposits	47,516	45,468

Securities sold under repurchase agreements	22,806	21,963
Federal funds purchased	1,019	3,895
Other short-term borrowings	1,437	3,440
Accrued taxes and other expenses	2,424	1,967
Other liabilities	4,363	3,004
Long-term debt	2,222	1,270

Total liabilities	81,787	81,007

STOCKHOLDERS’ EQUITY
Preferred stock, no par: authorized 3,500,000; issued none
Common stock, $1 par: authorized 500,000,000; issued 337,132,000 and 329,992,000	337	330
Surplus	329	104
Retained earnings	5,007	4,472
Accumulated other comprehensive income	192	106
Treasury stock, at cost (2,658,000 and 5,065,000 shares)	(118)	(225)

Total stockholders’ equity	5,747	4,787

Total liabilities and stockholders’ equity	$87,534	$85,794

STATE STREET CORPORATION

CONSOLIDATED STATEMENT OF INCOME

	Years ended December 31,
	2003	2002	2001
	(Dollars in millions, except per share data)
FEE REVENUE:
Servicing fees	$1,950	$1,531	$1,433
Management fees	533	485	459
Global securities lending	245	226	272
Foreign exchange trading	391	300	368
Brokerage fees	122	124	89
Processing fees and other	315	184	148

Total fee revenue	3,556	2,850	2,769

NET INTEREST REVENUE:
Interest revenue	1,539	1,974	2,855
Interest expense	729	995	1,830

Net interest revenue	810	979	1,025
Provision for loan losses	—	4	10

Net interest revenue after provision for loan losses	810	975	1,015
Gains on the sales of available-for-sale investment securities, net	23	76	43
Gain on the sale of the Private Asset Management business, net of exit and other associated costs	285	—	—
Gains on the sale of the Corporate Trust business, net of exit and other associated costs	60	495	—

Total revenue	4,734	4,396	3,827

OPERATING EXPENSES:
Salaries and employee benefits	1,731	1,654	1,663
Information systems and communications	551	373	365
Transaction processing services	314	246	247
Occupancy	300	246	229
Merger, integration and divestiture costs	110	—	—
Restructuring costs	296	20	—
Other	320	302	393

Total operating expenses	3,622	2,841	2,897

Income before income taxes	1,112	1,555	930
Income tax expense	390	540	302

Net income	$722	$1,015	$628

EARNINGS PER SHARE:
Basic	$2.18	$3.14	$1.94
Diluted	2.15	3.10	1.90

AVERAGE SHARES OUTSTANDING (IN THOUSANDS):
Basic	331,692	323,520	325,030
Diluted	335,326	327,477	330,492

(b) Pro forma financial information

UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma consolidated financial information sets forth:

•	the historical financial information as of December 31, 2003 and for the year ended December 31, 2003 derived from our audited financial statements; and

•	our pro forma, as adjusted, unaudited consolidated balance sheet as of December 31, 2003 and the pro forma, as adjusted, unaudited consolidated statement of operations for the year ended December 31, 2003 as adjusted to give effect to our recently completed transactions, including the acquisition of State Street Financial Center.

The unaudited pro forma adjustments and eliminations are based on available information and upon assumptions that we believe are reasonable. The unaudited pro forma financial information assumes that the transactions were completed as of December 31, 2003 for purposes of the unaudited pro forma consolidated balance sheet and as of the first day of the period presented for purposes of the unaudited pro forma consolidated statement of operations.

Unaudited Pro Forma Consolidated Balance Sheet

December 31, 2003

(in thousands, except per share data)

	Historical Company(A)	Adjustments for Completed Transactions		Pro Forma for Completed Transactions	Adjustments for Acquisitions Under Contract	Other Adjustments	Pro Forma as Adjusted
Assets
Real estate investments, at cost:
Land	$225,287	$69,286	(B)	$294,573	$—	$—	$294,573
Building and improvements	1,228,403	355,101	(B)	1,583,504	—	—	1,583,504
Equipment and fixtures	197,585	62,647	(B)	260,232	—	—	260,232
Leasehold interests	5,040	—		5,040	—	—	5,040

Total real estate investments, at cost	1,656,315	487,034		2,143,349	—	—	2,143,349
Less accumulated depreciation	(57,541)	—		(57,541)	—	—	(57,541)

Real estate investments, net	1,598,774	487,034		2,085,808	—	—	2,085,808
Cash and cash equivalents	211,158	(178,524	)(C)	32,634	—	—	32,634
Restricted cash	28,330	—		28,330	—	—	28,330
Marketable investments and accrued interest	67,561	—		67,561	—	—	67,561
Accounts and other receivables	9,121	—		9,121	—	—	9,121
Accrued rental income	6,304	—		6,304	—	—	6,304
Prepaid expenses and other assets	5,186	8,800	(D)	13,986	—	—	13,986
Notes receivable	358	—		358	—	—	358
Assets held for sale	82,002	—		82,002	—	—	82,002
Intangible assets, net	114,610	229,086	(B)	343,696	—	—	343,696
Deferred costs, net	18,935	9,193	(E)	28,128	—	—	28,128

Total assets	$2,142,339	$555,589		$2,697,928	$—	$—	$2,697,928

Liabilities and Shareholders’ Equity
Mortgage notes payable	$976,060	$520,000	(F)	$1,496,060	$—	$—	$1,496,060
Accounts payable	2,079	—		2,079	—	—	2,079
Accrued expenses and other liabilities	36,428	—		36,428	—	—	36,428
Dividends payable	28,295	—		28,295	—	—	28,295
Value of assumed lease obligations, net	49,485	—		49,485	—	—	49,485
Deferred revenue	33,861	—		33,861	—	—	33,861
Leasehold interests	1,277	—		1,277	—	—	1,277
Tenant security deposits	888	—		888	—	—	888

Total liabilities	1,128,373	520,000		1,648,373	—	—	1,648,373
Minority interest	36,365	35,589	(G)	71,954	—	—	71,954
Shareholders’ equity:
Common shares, 500,000,000 shares authorized at $0.001 per share, 108,096,217 shares issued and outstanding	108	—		108	—	—	108
Capital contributed in excess of par	1,102,561	—		1,102,561	—	—	1,102,561
Deferred compensation	(16,291)	—		(16,291)	—	—	(16,291)
Accumulated deficit	(94,557)	—		(94,557)	—	—	(94,557)
Accumulated other comprehensive loss	(14,220)	—		(14,220)	—	—	(14,220)

Total shareholders’ equity	977,601	—		977,601	—	—	977,601

Total liabilities and shareholders’ equity	$2,142,339	$555,589		$2,697,928	$—	$—	$2,697,928

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2003

(in thousands, except per share data)

	Historical			Adjustments for Completed Transactions		Pro Forma for Completed Transactions	Acquisitions Under Contract	Other Adjustments	Pro Forma as Adjusted
	Company (H)	Completed Transactions
Revenues:
Rental income	$92,912	$15,659	(I)	$104,775	(K)	$213,346	$—	$—	$213,346
Operating expense reimbursements	35,746	8,192	(I)	22,162	(K)	66,100	—	—	66,100
Interest income	3,495	—		—		3,495	—	—	3,495
Other income	3,464	1,042	(I)	—		4,506	—	—	4,506

Total revenues	135,617	24,893		126,937		287,447	—	—	287,447

Expenses:
Property operating expenses	50,250	15,547	(I)	43,875	(K)	109,672	—	—	109,672
General and administrative	19,711	—		—		19,711	—	—	19,711
Outperformance plan—cash component	2,014	—		—		2,014	—	—	2,014
Outperformance plan—contingent restricted share component	5,238	—		—		5,238	—	—	5,238
Interest expense on mortgages and other debt	31,295	—		45,327	(L)	76,622	—	—	76,622
Depreciation and amortization	49,810	—		59,411	(M)(N)	109,221	—	—	109,221

Total expenses	158,318	15,547		148,613		322,478	—	—	322,478

Income (loss) before net interest income on residential mortgage-backed securities, net loss on investments, minority interest and discontinued operations	(22,701)	9,346		(21,676)		(35,031)	—	—	(35,031)

Interest income from residential mortgage-backed securities, net of expenses	9,016	—		—		9,016	—	—	9,016
Interest expense on reverse repurchase agreements	(4,355)	—		—		(4,355)	—	—	(4,355)

Net interest income from mortgage-backed securities	4,661	—		—		4,661	—	—	4,661

Net loss on investments	(9,239)	—		—		(9,239)	—	—	(9,239)

Income (loss) from continuing operations before minority interest	(27,279)	9,346		(21,676)		(39,609)	—	—	(39,609)
Minority interest	1,950	(502	)(J)	1,164	(J)	2,612	—	—	2,612

Income (loss) from continuing operations	$(25,329)	$8,844		$(20,512)		$(36,997)	$—	$—	$(36,997)

Basic loss per share from continuing operations	$(0.35)								$(0.51)

Diluted loss per share from continuing operations	$(0.35)								$(0.51)

Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(dollar amounts in thousands)

1.	Adjustments to the Pro Forma Consolidated Balance Sheet

(A)	Reflects our historical balance sheet as of December 31, 2003.

(B)	Reflects the allocation of our purchase price in each completed transaction to the acquired assets based on their respective fair values.

Above-market and below-market in-place lease values for properties acquired are recorded based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) our estimate of the fair market lease rate for each such in-place lease, measured over a period equal to the remaining non-cancelable term of the lease. The capitalized above-market lease values are amortized as a reduction of rental income over the remaining non-cancelable terms of the respective leases. The capitalized below-market lease values (presented in the accompanying balance sheet as the value of assumed lease obligations) are amortized as an increase to rental income over the initial term and any fixed-rate renewal periods in the respective leases.

Leasehold interest assets and liabilities are recorded based on the present value of the difference between (i) our estimate of the sublease income expected to be earned over the non-cancelable lease term based on contractual or probable rental amounts and (ii) contractual amounts due under the corresponding operating leases assumed. Amounts allocated to leasehold interests, based on their respective fair values, are amortized on a straightline basis over the remaining lease term.

The aggregate value of other intangible assets acquired is measured based on the difference between (i) the property valued with existing in-place leases adjusted to market rental rates and (ii) the property valued as if vacant. We utilize independent appraisals or our own estimates to determine the respective property values. Our estimates of value are made using methods similar to those used by independent appraisers. Factors considered by us in this analysis include an estimate of carrying costs during the expected lease-up period taking into account current market conditions, and costs to execute similar leases. In estimating carrying costs, we include real estate taxes, insurance and other operating expenses and estimates of lost rentals at market rates during the expected lease-up periods, which primarily range from six to 18 months. We also estimate costs to execute similar leases including leasing commissions, legal and other related expenses.

The total amount of other intangible assets acquired is further allocated to in-place lease values and customer relationship intangible values based on our evaluation of the specific characteristics of each tenant’s lease and our overall relationship with that respective tenant. Characteristics considered in allocating these values include the nature and extent of our existing business relationships with the tenant, growth prospects for developing new business with the tenant, the tenant’s credit quality and expectations of lease renewals, among other factors.

The value of in-place leases is amortized to expense over the initial term of the respective leases which generally range from five to 20 years. The value of customer relationship intangibles is amortized to expense over the initial term and any renewal periods in the respective leases, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building. If a tenant terminates its lease, the unamortized portion of the in-place lease value and customer relationship intangibles is charged to expense.

Amounts allocated to land, buildings, tenant improvements, equipment and fixtures are based on cost segregation studies performed by independent third parties or our analysis of comparable properties in the existing portfolio. Depreciation is computed using the straightline method over the estimated life of 40 years for buildings, five to seven years for building equipment and fixtures, and the lesser of the useful life or the remaining lease term for tenant improvements.

In making estimates of fair values for purposes of allocating purchase price, we utilize a number of sources, including independent appraisals that may be obtained in connection with the acquisition or financing of the respective property and other market data. We also consider information obtained about each property as a result of our pre-acquisition due diligence, as well as subsequent marketing and leasing activities, in estimating the fair value of the tangible and intangible assets acquired.

				Intangible Assets
Seller	Land	Buildings and Improvements	Equipment and Fixtures	Value of In-place Leases	Customer Relationship	Above Market Leases(1)	Below Market Leases(1)	Total Purchase Price
Kingston Bedford—State Street Financial Center	$68,300	$350,050	$61,859	$56,565	$169,694	$—	$—	$706,468
Potomac Realty—Bank of America	986	5,051	788	707	2,120	—	—	9,652

Total	$69,286	$355,101	$62,647	$57,272	$171,814	$—	$—	$716,120

(1)	Acquired in-place leases were at a market rate.

Notes to Pro Forma Consolidated Financial Statements (Unaudited)—(Continued)

(dollar amounts in thousands)

(C)	Reflects the use of cash to fund the purchase price for completed transactions, insurance premiums, loan financing costs and a lease amendment fee.

(D)	Reflects insurance premium on State Street Financial Center to be amortized through February 2014 as well as other insurance premiums to be amortized over one to two years.

(E)	Reflects lease inducement fee of approximately $8.7 million and loan financing costs of $0.5 million.

(F)	Reflects the mortgage note proceeds which were used to finance a portion of the acquisition of State Street Financial Center. The mortgage on the property has a 20-year term, amortizes to a $150 million principal balance at maturity and carries a fixed interest rate of 5.79%. For the initial six months of the mortgage, our interest payments are based on a floating rate of LIBOR + 1.25%.

(G)	Reflects the issuance of approximately 1,975,000 operating partnership units at an issuance price of $18.16 ($18.02 as of February 17, 2004) to finance a portion of the acquisition of State Street Financial Center.

2.	Adjustments to the Pro Forma Consolidated Statement of Operations

(H)	Reflects our historical results of operations for the year ended December 31, 2003.

(I)	Reflects the historical results of operations for properties acquired by us in completed transactions. A significant number of the properties that we acquired were used by the sellers in their own operations and were not available for lease or held as rental properties prior to our purchase.

Seller	Date of Acquisition	Rental Income	Operating Expense Reimbursement	Other Operating Income	Property Operating Expenses
Dana Commercial Credit—large office (1)	January 9, 2003	$—	$—	$—	$—
Wachovia Bank—branches (2)	February 5, 2003	—	—	—	5
AmSouth Bank—branches (3)	February 12, 2003	—	—	—	1
Wachovia Bank—branches (3)	February 19, 2003	—	—	—	13
Bank of America—small office (2)	March 20, 2003	—	—	—	22
Pitney Bowes—Wachovia—branches and small/large office (1)	March 31, 2003	—	—	—	50
Finova Capital—BB&T—branches and small/large office (1)	April 15, 2003	—	—	—	24
Bank of America—branches (3)	May 1, 2003	—	—	—	50
Wachovia Bank—branches (2)	May 8, 2003	—	—	—	3
Wachovia Bank—branches (2)	June 6, 2003	—	—	—	320
Bank of America Portfolio—small/large office (4)	June 30, 2003	2,618	1,953	1,042	5,024
Bank of America—branches (2)	July 10, 2003	—	—	—	105
Wachovia Bank—branches (2)	July 17, 2003	—	—	—	10
Bank of America—branches (3)	August 18, 2003	—	—	—	25
Wachovia Bank—branches (2)	August 21, 2003	—	—	—	15
Wachovia Bank—branches (2)	August 27, 2003	—	—	—	16
Citigroup—branches (3)	August 28, 2003	—	—	—	1,365
Wachovia Bank—branches (2)	August 29, 2003	—	—	—	141
Single Acquisitions—branches (3)	September 2003	—	—	—	31
Pitney Bowes—Key Bank—branches (5)	September 16, 2003	—	—	—	—
Pitney Bowes—Bank of America—branches (6)	September 25, 2003	—	—	—	—
First Charter Bank—branches (2)	September 29, 2003	—	—	—	4
Wachovia Bank—branches (2)	September 30, 2003	—	—	—	82
First States Wilmington, L.P.—large office (5)	September 30, 2003	3,421	1,232	—	1,420
Bank of America—branches (3)	November 10, 2003	—	—	—	16
General Electric (subsidiary)—large office (5)	December 15, 2003	8,567	4,799	—	6,199
Wachovia Bank—branches (3)	December 19, 2003	—	—	—	59
Cooperative Bank—branches (3)	December 19, 2003	—	—	—	—
Kingston Bedford—State Street—large office (7)	February 17, 2004	—	—	—	—
Potomac Realty—Bank of America (5)	February 23, 2004	1,053	208	—	547

		$15,659	$8,192	$1,042	$15,547

(1)	We entered into amended and restated lease agreements with the existing bank tenants. Under the terms of these net leases, the bank tenants are required to pay all operating expenses of the property. Accordingly, historical operating information was not provided.
(2)	Bank branch or office property used in sellers’ operations prior to our purchase.
(3)	We acquired vacant bank branches from the seller.
(4)	Reflects rental income from third-party tenants prior to acquisition. These properties were used in sellers’ operations prior to our purchase.
(5)	We assumed the sellers’ existing lease agreements with the existing tenants.
(6)	We entered into an amended and restated net lease agreement with the existing bank tenant. Under the terms of the net lease, the tenant is required to pay all operating expenses of the property.
(7)	We entered into an amended and restated gross lease agreement with the existing bank tenant. Under the terms of the lease, the base rental rate includes operating expenses on the property up to a pre-determined limit. The tenant is required to reimburse the Company for operating expenses in excess of this pre-determined limit.

Notes to Pro Forma Consolidated Financial Statements (Unaudited)—(Continued)

(dollar amounts in thousands)

(J)	Reflects adjustment to minority interest. Minority interest in our operating partnership as of March 31, 2004 was 5.37%.

(K)	Reflects the pro forma adjustments to the results of operations for properties acquired by us in completed transactions. For properties that are subject to new leases entered into with the seller, the rental income reflected is adjusted for the straightline impact that we will record under the terms of these new lease agreements.

Seller	Date of Acquisition	Rental Income (1)	Operating Expense Reimbursement	Other Operating Income	Property Operating Expenses
Dana Commercial Credit	January 9, 2003	$355	$—	$—	$—
Wachovia Bank	February 5, 2003	20	5	—	—
AmSouth Bank	February 12, 2003	—	—	—	—
Wachovia Bank	February 19, 2003	62	13	—	—
Bank of America	March 20, 2003	26	15	—	—
Pitney Bowes—Wachovia	March 31, 2003	3,303	4	—	—
Finova Capital—BB&T	April 15, 2003	648	—	—	—
Bank of America	May 1, 2003	—	—	—	—
Wachovia Bank	May 8, 2003	18	3	—	—
Wachovia Bank	June 6, 2003	76	10	—	—
Bank of America Portfolio	June 30, 2003	29,600	22,078	—	29,812
Bank of America	July 10, 2003	68	34	—	—
Wachovia Bank	July 17, 2003	—	—	—	—
Bank of America	August 18, 2003	—	—	—	—
Wachovia Bank	August 21, 2003	—	—	—	—
Wachovia Bank	August 27, 2003	—	—	—	—
Citigroup	August 28, 2003	171	—	—	—
Wachovia Bank	August 29, 2003	75	—	—	—
Single Acquisitions (non-bank sellers)	September 2003	38	—	—	—
Pitney Bowes—Key Bank	September 16, 2003	2,103	—	—	121
Pitney Bowes—Bank of America	September 25, 2003	4,630	—	—	105
First Charter Bank	September 29, 2003	26	—	—	—
Wachovia Bank	September 30, 2003	38	—	—	—
First States Wilmington, L.P.	September 30, 2003	—	—	—	—
Bank of America	November 10, 2003	—	—	—	—
General Electric (subsidiary)	December 15, 2003	—	—	—	—
Wachovia Bank	December 19, 2003	—	—	—	—
Cooperative Bank	December 19, 2003	71	—	—	—
Kingston Bedford—State Street	February 17, 2004	63,447	—	—	13,837
Potomac Realty—Bank of America	February 23, 2004	—	—	—	—

Total		$104,775	$22,162	$—	$43,875

(1)	Represents rental income from the beginning of the period to the respective dates of acquisition.

(L)	Reflects interest expense, including amortization of financing costs, used to finance the purchase of properties acquired in completed transactions.

Debt Obligation	Amount	Effective Interest Rate		Adjustment
Mortgage note payable for Dana Commercial Credit	$200,000	4.15%		$163
Mortgage note payable for Pitney Bowes—Wachovia—branches and small/large office	76,300	4.57	(1)	979
Mortgage note payable for Bank of America—small/large office	440,000	5.78		19,780
Mortgage note payable for Pitney Bowes—Bank of America	65,000	5.33		1,357
Mortgage note payable for First States Wilmington	44,800	5.59	(2)	1,884
Mortgage note payable for State Street Financial Center	520,000	4.07	(3)	21,164

Total	$1,346,100			$45,327

(1)	Represents a blended fixed rate, including a mortgage note payable of $49.4 million with a fixed rate of 4.07% and mortgage note payable of $26.9 million with a fixed rate of 5.50%.
(2)	Represents a blended fixed and variable rate including a mortgage note payable of $39.8 million with a variable rate of LIBOR plus 3.60% and a mezzanine mortgage note payable of $5.0 million with a fixed effective rate of 12.50%.
(3)	Represents a blended fixed and variable rate with a variable rate for the first six months of LIBOR plus 1.25% and a fixed rate of 5.79% thereafter.

Notes to Pro Forma Consolidated Financial Statements (Unaudited)—(Continued)

(dollar amounts in thousands)

(M)	Reflects depreciation expense on properties acquired in completed transactions. Depreciation expense is calculated using a 40 year life for buildings and permanent structural improvements and a seven year life for non-structural components such as heating and ventilation equipment, carpeting, lighting fixtures, electrical systems, etc.

Seller	Date of Acquisition	Buildings and Improvements	Equipment	Depreciation Expense
Dana Commercial Credit	January 9, 2003	$259,295	$36,190	$316
Wachovia Bank	February 5, 2003	2,071	340	10
AmSouth Bank	February 12, 2003	196	32	1
Wachovia Bank	February 19, 2003	4,295	706	23
Bank of America	March 20, 2003	561	92	6
Pitney Bowes—Wachovia	March 31, 2003	85,108	12,696	1,467
Finova Capital—BB&T	April 15, 2003	14,113	2,217	353
Bank of America	May 1, 2003	1,286	211	13
Wachovia Bank	May 8, 2003	757	124	4
Wachovia Bank	June 6, 2003	791	130	29
Bank of America Portfolio	June 30, 2003	561,799	90,386	14,054
Bank of America	July 10, 2003	1,250	206	33
Wachovia Bank	July 17, 2003	454	75	11
Bank of America	August 18, 2003	411	68	10
Wachovia Bank	August 21, 2003	734	120	16
Wachovia Bank	August 27, 2003	2,048	337	17
Citigroup	August 28, 2003	7,567	1,243	441
Wachovia Bank	August 29, 2003	3,239	532	84
Single Acquisitions (non-bank sellers)	September 2003	267	44	9
Pitney Bowes—Key Bank	September 16, 2003	20,684	3,147	1,098
Pitney Bowes—Bank of America	September 25, 2003	60,609	9,657	2,303
First Charter Bank	September 29, 2003	741	122	11
Wachovia Bank	September 30, 2003	1,458	240	52
First States Wilmington, L.P.	September 30, 2003	32,040	5,958	1,970
Bank of America	November 10, 2003	406	67	20
General Electric (subsidiary)	December 15, 2003	58,165	8,496	6,745
Wachovia Bank	December 19, 2003	838	138	41
Cooperative Bank	December 19, 2003	597	98	29
Kingston Bedford—State Street	February 17, 2004	350,050	61,859	19,448
Potomac Realty—Bank of America	February 23, 2004	5,051	788	267

Total		$1,476,881	$236,319	$48,881

(N)	Reflects amortization expense on intangible assets recorded in completed transactions. The value of in-place leases and the fair value of above-market leases are amortized on a straightline basis over the respective lease terms. The value of customer relationships is amortized on a straightline basis over the respective lease terms plus lease renewal periods.

Seller	Date of Acquisition	Intangible Assets	Amortization Period	Amortization Expense
Dana Commercial Credit	January 9, 2003	$31,177	20 to 40	$13
Pitney Bowes—Wachovia	March 31, 2003	32,143	25	1,021
Finova Capital—BB&T	April 15, 2003	1,594	18	7
Bank of America Portfolio	June 30, 2003	10,256	5	11
Pitney Bowes—Key Bank	September 16, 2003	4,056	8 to 40	58
Pitney Bowes—Bank of America	September 25, 2003	7,145	1 to 8	42
First States Wilmington, L.P.	September 30, 2003	6,196	2 to 23	657
General Electric (subsidiary)	December 15, 2003	10,947	3 to 14	1,332
Kingston Bedford—State Street	February 17, 2004	226,258	20 to 40	7,163
Potomac Realty—Bank of America	February 23, 2004	2,827	5 to 19	226

Total		$332,599		$10,530

(c) Exhibits.

N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN FINANCIAL REALTY TRUST

By:	/s/ EDWARD J. MATEY JR.
Edward J. Matey Jr. Senior Vice President and General Counsel

Dated: April 15, 2004